Rule 497(e)
                                                      Registration No. 033-83822


                          CVO Greater China Fund, Inc.

                      Supplement dated December 24, 1998 to
                     the Prospectus dated February 27, 1998


The following descriptions of actions taken by the Board of Directors of the CVO Greater China Fund, Inc. (the "Fund") supplement and supersede any contrary information contained in the Fund's prospectus.

At a meeting of the Board of Trustees on December 17, 1998, the Board of Trustees determined that it was in the best interest of the Fund and its shareholders to cease the offering of the Fund's shares for sale to investors in connection with the overall cessation of the operations of the Fund. Accordingly, the Fund is not currently offering its shares to investors.